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                                                               [EXECUTION COPY]
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                         REGISTRATION RIGHTS AGREEMENT

                                BY AND BETWEEN

                                MAGNETEK, INC.

                                      AND

                     U.S. TRUST COMPANY OF CALIFORNIA, N.A.


                             Dated as of June 28, 1996


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                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 1. DEFINITIONS....................................................   1

SECTION 2. REQUIRED REGISTRATION..........................................   3

  (a) Shelf Registration Rights ..........................................   3

  (b) Piggyback Registration..............................................   3

  (c) Duration of Registration............................................   4

SECTION 3. LIMITATIONS ON TRANSFERS.......................................   4

SECTION 4. INTERRUPTIONS OF CONTINUOUS REGISTRATION.......................   5

  (a) Permitted Interruptions ............................................   5

  (b) Holdback Agreements ................................................   6

  (c) Cessation of Offers ................................................   6

SECTION 5. REGISTRATION PROCEDURES .......................................   7

  (a) State Law Compliance................................................   7

  (b) Underwritten Offering ..............................................   7

  (c) Confidentiality ....................................................   8

  (e) Information Regarding Pension Plan..................................   8

SECTION 6. NEGOTIATED TRANSFERS...........................................   8

SECTION 7. EXPENSES OF REGISTRATION.......................................   9

SECTION 8. INDEMNIFICATION ...............................................   9

  (a) Indemnification by the Company......................................   9

  (b) Indemnification by Holders of Registrable Securities................  10


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  (c) Delivery of Prospectus..............................................  10

  (d) Conduct of Indemnification Proceedings..............................  10

  (e) Contribution........................................................  11

SECTION 9. GENERAL PROVISIONS.............................................  12

  (a) Succession..........................................................  12

  (b) Termination.........................................................  12

  (c) Amendments and Waivers .............................................  12

  (d) Notice..............................................................  12

  (e) Governing Law.......................................................  13

  (f) Counterparts......................................................... 14

  (g) Complete Agreement .................................................. 14

  (h) Headings; Interpretation............................................. 14

  (i) Gender and Number.................................................... 14

  (j) No Third Party Beneficiaries......................................... 14

  (k) Cooperation.......................................................... 14

  (l) Binding Effect, Assignment........................................... 14


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     This REGISTRATION RIGHTS AGREEMENT is entered into as of June 28, 1996, by and between MagneTek, Inc., a Delaware corporation (the "COMPANY"), and U.S. Trust Company of California, N.A., a national banking association, in its capacity as duly appointed and acting investment manager (the "MANAGER") of a segregated account held in the trust (the "TRUST") created under the MagneTek, Inc. FlexCare Plus Retirement Pension Plan (the "PENSION PLAN," which term, as used herein, shall include the Manager acting on behalf of the Pension Plan and the Trust), for the account and on behalf of the Pension Plan (which shall thereby be deemed a party to this Agreement). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in SECTION 1.

                                   RECITALS:

     WHEREAS, the Company has agreed, subject to the satisfaction of certain regulatory and other conditions, to contribute 750,000 shares of Common Stock to the Trust; and

     WHEREAS, such shares of Common Stock immediately following such contribution will be held in a single segregated account in the Trust (the "SEGREGATED ACCOUNT"); and

     WHEREAS, the Manager has been appointed as a "fiduciary" of the Pension Plan, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with the authority to act on behalf of the Pension Plan with respect to all assets held in the Segregated Account; and

     WHEREAS, the Company has agreed to grant the Manager certain registration rights with respect to shares of Common Stock held in the Segregated Account, on the terms and subject to the conditions herein set forth; and

     WHEREAS, the Manager has full power and authority to execute and deliver this Agreement for the account and on behalf of the Pension Plan and to bind the Pension Plan;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENT:

Section 1.  DEFINITIONS.

     In addition to those terms that are defined in the preamble hereto, the following terms shall have the following meanings as used in this Agreement:

     "AFFILIATE" means with respect to any Person, any other Person (i) controlling, controlled by or under common control with such Person or (ii) who is a director, officer or employee or a former director, officer or employee of such Person.


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     "AGREEMENT" means this Registration Rights Agreement.

     "BLACKOUT PERIOD" means (i) any holdback period during which Transfers are not permitted by operation of SECTION 4(b) and (ii) the period of time during which Transfers are not permitted by operation of SECTION 3(a).

     "BOARD OF DIRECTORS" means the Board of Directors of the Company and any authorized committee thereof.

     "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMON STOCK" means the Company's Common Stock, par value $.01 per share.

     "COMPANY" is defined in the preamble.

     "ERISA" is defined in the recitals.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FORM S-3" means Form S-3 as promulgated by the SEC or any successor form that is substantially similar thereto.

     "INTERRUPTION NOTICE" is defined in SECTION 4(a).

     "ISSUER" means, initially, the Company, and thereafter, each successor issuer as described in SECTION 9(a).

     "NEGOTIATED TRANSFER" is defined in SECTION 6(a).

     "PERMITTED INTERRUPTION" is defined in SECTION 4(a).

     "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government, or agency or political subdivision thereof.

     "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

     "REGISTERED TRANSFER" is defined in SECTION 6(b).

     "REGISTRABLE SECURITIES" means all of the shares of Common Stock contributed by the Company to the Pension Plan as described in the recitals hereto and any Common Stock of the Company issued in respect thereof or in exchange or replacement for the Common Stock so


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contributed; PROVIDED, HOWEVER, that a security ceases to be a Registrable
Security upon its Transfer pursuant to Sections 3 or 6 hereof.

     "REGISTRATION" means the registration contemplated by SECTION 2 hereof, as the same may be delayed, interrupted or resumed.

     "REGISTRATION STATEMENT" means any registration statement of the Company in a Registration which covers any of the Registrable Securities pursuant to the provisions of SECTION 2 of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "RULE 144" means Rule 144 under the Securities Act, or any successor or similar rule.

     "RULE 415" means Rule 415 under the Securities Act, or any successor or similar rule.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "SHELF REGISTRATION STATEMENT" is defined in SECTION 2(a).

     "TRANSFER" means any sale, transfer or other disposition (including any pledge and any disposition upon the foreclosure of any pledge) or any agreement to do any of the foregoing.

Section 2.  REQUIRED REGISTRATION.

     (a) SHELF REGISTRATION RIGHTS. Subject to SECTION 4(b), as promptly as reasonably practicable after the date hereof, the Company shall use reasonable efforts to effect the Registration of all of the Registrable Securities on a continuous basis under Rule 415 by preparing and filing with the SEC a Registration Statement on Form S-3 (the "SHELF REGISTRATION STATEMENT"); provided, however, that if, prior to the effective date of such Registration, circumstances arise which would, after such date, constitute a Permitted Interruption, the Company shall be entitled to delay the Registration for the period of such Permitted Interruption. The Company shall use reasonable efforts to remain eligible to register its securities on Form S-3, including, without limitation, remaining current in any required filings under the Exchange Act.

     (b) PIGGYBACK REGISTRATION. In the event the Company proposes to make an underwritten offering of newly-issued Common Stock, the Company shall provide the Manager with reasonable notice thereof and an opportunity to include therein Registrable Securities, PROVIDED, HOWEVER, that (i) no Registrable Securities shall be included therein if, in the opinion of the underwriters, their inclusion would impede the consummation of the primary shares proposed to be included therein by the Company, and (ii) no greater number shall be included than so approved by the underwriters as not impeding such primary offering. The Company shall not grant registration rights after the date hereof and before the expiration of the aforesaid piggyback rights that are equal or superior in priority to those granted herein. The piggyback registration


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rights in this Section 3(b) shall expire on the date that is thirty-six (36)
months after the date of this Agreement.

     (c) DURATION OF REGISTRATION. The Company shall use reasonable efforts (subject to any Permitted Interruption) to cause the Registration to remain in effect until the date that is thirty-six months from the date of this Agreement.

     (d) Under the circumstances set forth in Section 4(a)(i), in the event the Company is required to invoke such Section for a period longer than ninety (90) days, then after the expiration of such 90-day period, the Company shall use its reasonable efforts to effect the registration of the portion (but no less than 50% of the Registrable Securities outstanding on the date hereof, as adjusted to reflect any recapitalization or stock split) of the Registrable Securities indicated in a request from the manager submitted prior to thirty-three (33) months from the date hereof. The Company shall use reasonable efforts to effect such registration within thirty (30) days of receipt of such request and to maintain such registration effective for the period, not to exceed 90 days, indicated in the plan of distribution.

Section 3.  LIMITATIONS ON TRANSFERS.

     (a) The Pension Plan shall not make any Transfer of any Registrable Securities other than pursuant to (i) the Shelf Registration Statement in accordance with the plan of distribution described therein, (ii) Rule 144,
(iii) a Transfer to the Company or a wholly-owned direct or indirect subsidiary of the Company pursuant to a self-tender offer or otherwise, (iv) a Transfer in response to a tender offer permitted under SECTION 3(c) below,
(v) a Negotiated Transfer permitted under SECTION 6 below or (vi) a Transfer pursuant to a merger or consolidation in which the Company is a constituent corporation. All such Transfers shall in addition be subject to the provisions of this Section 3 and all other applicable provisions of this Agreement.

     (b) The Manager shall provide the Company with a notice of a proposed Transfer within a reasonable period of time before such proposed Transfer. Such notice shall state (i) the section of this Agreement pursuant to which the Pension Plan proposes to Transfer Registrable Securities, (ii) the maximum number of shares that the Pension Plan proposes to Transfer and (iii) whether the Transfer or Transfers will occur on a date specified in such notice or during a period of time specified in the notice. Each notice of a proposed Transfer pursuant to this SECTION 3(b) shall be delivered a reasonable period of time before such proposed Transfer and, in any event, as to (x) Transfers under the Shelf Registration Statement or Rule 144, not less than two Business Days before such proposed Transfer, and (y) Transfers under
SECTION 6, not less than 10 Business Days before such proposed Transfer. The Manager shall establish, to the reasonable satisfaction of the Company, that such proposed Transfer is in compliance with ERISA, federal and state securities laws and regulations and other applicable laws and regulations. Notwithstanding the foregoing, the Manager shall not effect any such Transfer if the Company's legal counsel advises the Company and the Manager in writing that such Transfer would constitute a "prohibited transaction" (as described in Section 4975 of the Code), unless the Pension Plan establishes to the reasonable satisfaction of the Company that an exemption from such Section is available.


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     (c)  Notwithstanding the provisions of this Agreement to the contrary, the Manager may effect a Transfer by tendering all or any portion of the Registrable Securities into a BONA FIDE exchange offer, a tender offer or a request or invitation for tenders (as such terms are used in Sections 14(d) or 14(e) of the Exchange Act and the rules and regulations of the SEC thereunder) for Common Stock.

     (d) No Transfer of Registrable Securities in violation of this Agreement shall be made or recorded on the books of the Company, and any such attempted Transfer shall be void and of no effect. Subject to SECTION 3(e) below, each certificate representing the Registrable Securities shall conspicuously bear legends in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 28, 1996 BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND U.S. TRUST COMPANY OF CALIFORNIA, N.A. THAT CONTAINS, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

     (e) The Company will instruct its transfer agent that the legends set forth in SECTION 3(d) shall be removed upon the Pension Plan's Transfer of shares of Common Stock if such Transfer is made in accordance with all applicable provisions of this Agreement; PROVIDED, HOWEVER, that if such Transfer is a Negotiated Transfer that is not registered under the Securities Act, the first legend shall remain on the certificates representing such shares until such time as the restrictions set forth in such legend cease to be applicable.

Section 4.  INTERRUPTIONS OF CONTINUOUS REGISTRATION.

     (a) PERMITTED INTERRUPTIONS. The Company shall be entitled, effective immediately upon notice given in conformity with SECTION 9(d) (an
"INTERRUPTION NOTICE"), to require the Pension Plan to cease to make any offers or sales of the Registrable Securities under any Registration Statement then in effect in the event that:


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          (i)    the Company is no longer entitled to maintain a Registration on Form S-3 under Rule 415;

          (ii) the Company determines, as evidenced by a certificate of two of the Company's executive officers, in its good faith and reasonable judgment, that the offering of any Registrable Securities would (x) materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company, (y) require disclosure of material, nonpublic information not otherwise proposed to be disclosed or (z) conflict with material business plans of the Company in a manner not in the best interests of the Company. In each such case the interruption shall not exceed 90 days from the date the Company makes such determination;

          (iii) the Company has initiated bona fide discussions with an underwriter regarding the sale of its securities in a registered primary public offering and in such underwriter's opinion, the continuation of offers and/or sales in the Registration would have a material adverse effect on such offering under discussion (in which case the interruption may not exceed 90 days from the Interruption Notice); or

          (iv) at any time the Company would be required, in order to maintain the effectiveness of the Registration Statement, to obtain audited financial statements not being prepared independently of the Registration, unless the Pension Plan undertakes to pay the Company's expenses in obtaining the requisite financial statements (in which case the interruption shall terminate when the requisite financial statements are available).

Each of the
foregoing events or any combination thereof shall be hereinafter referred to as a "PERMITTED INTERRUPTION." In no event (other than pursuant to clause 4(a)(i)) shall the Manager be required to cease offers and sales under the Registration Statement for more than an aggregate of six months in any consecutive twelve-month period pursuant to Permitted Interruptions.

     (b) HOLDBACK AGREEMENTS. In the event the managing underwriter in any registration effected by the Company that gives rise to a Permitted Interruption so requests, the Manager will agree not to effect any public sale or distribution of the shares of Registrable Securities held by them (including a sale pursuant to Rule 144) for a period up to 180 days following the effective date of such registration that so gives rise to a Permitted Interruption.

     (c) CESSATION OF OFFERS. The Manager hereby agrees that, upon receipt of any notice (including any Interruption Notice) from the Company of:

          (i)    any Permitted Interruption;

          (ii) any request by the SEC for amendments or supplements to a Registration Statement or Prospectus or for additional information;

          (iii) the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

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          (iv)   the representations and warranties of the Company made in
any underwriting agreement relating to the Registration ceasing to be true and correct in any material respect;

          (v) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities registered in such Registration for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (in which case the cessation of sales shall pertain only to the applicable jurisdiction);

          (vi) the happening of any event which makes any statement made in a Registration Statement, Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in any such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or

       (vii) the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

that the Manager will forthwith discontinue disposition of any Registrable Securities covered by such Registration Statement until such Pension Plan's receipt of any required supplemental or amended materials or of advice in writing that use of the applicable Prospectus may be resumed. In such event, the Company will use its reasonable efforts promptly to correct or supplement the Registration Statement, to obtain the lifting of any stop order or otherwise to remove the circumstances preventing the Manager from continuing to make offers and sales under the Registration Statement, subject to the duration provided in SECTION 4 of any Permitted Interruption.

Section 5.  REGISTRATION PROCEDURES.

     (a) STATE LAW COMPLIANCE. The Company shall use reasonable efforts to cause the Registrable Securities covered by such Registration to be registered in a reasonable number of jurisdictions as requested by the Manager, provided that the Company shall not be obligated to file a general consent to service of process or to qualify to do business as a foreign corporation or otherwise to subject itself to taxation in connection with any such registration.

     (b) UNDERWRITTEN OFFERING. If any of the Registrable Securities covered by the Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Manager; PROVIDED, HOWEVER, that such investment bankers and managers must be reasonably satisfactory to the Company. The Company will enter into such agreements (including an underwriting agreement) and take all such other actions reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection:


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          (i)    make such representations and warranties to the underwriters in form, substance and scope as are customarily made by stockholders to underwriters in underwritten offerings and confirm the same if and when requested;

          (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reason ably satisfactory to the managing underwriter and the Pension Plan) addressed to the Pension Plan and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;

          (iii) enter into an indemnity agreement in form, scope and substance as is customary in underwritten offerings;

          (iv) obtain "cold comfort" letters and updates thereof as appropriate from the Company's independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings (provided that no more than one such cold comfort letter (and updates thereof) shall be required to be provided at Company expense); and

          (v) deliver such documents and certificates as may be reasonably requested by the Pension Plan and the managing underwriter, if any.

     (c) CONFIDENTIALITY. Each of the parties will treat all notices of proposed Transfers and all notices pursuant to SECTION 4(c) received from the other party with the strictest confidence and will not disseminate such information. Nothing herein shall be construed to require Company or any of its Affiliates to make any public disclosure of information at any time.

     (d) INFORMATION REGARDING PENSION PLAN. The Manager shall furnish to the Company such information regarding the Pension Plan's holdings of Common Stock and the proposed manner of distribution thereof and such other information as the Company may reasonably request and as shall be required in connection with the Registration and with any qualification under state law referred to in SECTION 5(a). The Company agrees that it will furnish to the Manager the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to such qualification under state law referred to in this SECTION 5 as the Pension Plan from time to time may reasonably request.

Section 6.  NEGOTIATED TRANSFERS.

     (a) The Manager shall deliver to Company a written notice that the Manager proposes to make a Transfer of Registrable Securities pursuant to a negotiated transaction or series of related transactions with one or more transferees (each such transaction or series of related transactions, whether registered or not, being referred to herein collectively as a "NEGOTIATED TRANSFER"). Each notice of a proposed Negotiated Transfer shall be delivered a reasonable period of time before the proposed Transfer and, in any event, not less than 10 Business Days before the proposed commencement of such proposed Transfer. Each notice of a proposed Negotiated


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Transfer shall specify the approximate number of Registrable Securities proposed to be Transferred, the proposed timetable for the transaction, whether the transfer will be made pursuant to the Shelf Registration Statement, and the anticipated per share price for such Transfer. If the Registrable Securities subject to any Negotiated Transfer are not registered under the Securities Act, the Pension Plan shall, prior to effecting such Negotiated Transfer, cause each transferee in such Negotiated Transfer to represent and warrant to the Pension Plan and Company in writing that (i) such transferee is acquiring such Registrable Securities for its own account, or for one or more accounts, as to each of which such transferee exercises sole investment discretion, for investment purposes only and not with a view to, or for resale in connection with, any distribution (within the meaning of the Securities Act), (ii) such transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Registrable Securities, and (iii) such transferee acknowledges that such Transfer has not been and will not be registered under the Securities Act or any state securities law and such Registrable Securities may not be resold unless registered under the Securities Act or unless such resale is exempt therefrom.

     (b) Unless approved in advance in writing by the Company, which may withhold such approval in its discretion, the Manager shall not make a Negotiated Transfer to any one Person (or group of related Persons) if such Person (or group of related Persons) is, or as a result of such Negotiated Transfer will be (to the knowledge of the Pension Plan after reasonable inquiry), the beneficial owner, as defined for purposes of Section 13(d) of the Exchange Act (or any successor thereto), of more than 5% of Company's outstanding Common Stock.

     (c) The Company shall make available members of the management of the Company and its Affiliates for such assistance as is reasonably requested by the Manager and its counsel in selling efforts relating to any Negotiated Transfer.

Section 7.  EXPENSES OF REGISTRATION.

     The Company will bear all expenses of the Registration (other than underwriting discounts and commissions and brokerage commissions and fees, if any), including, without limitation, registration fees and legal and accounting fees (subject to SECTION 4 regarding audited financial statements and SECTION 5 regarding comfort letters) incurred by the Company in connection with any such Registration and amendments or supplements in connection therewith; PROVIDED, HOWEVER, that the Company will not be required to reimburse the Manager for attorneys' fees incurred hereunder exceeding $25,000 (plus any reasonably incurred out-of-pocket expenses incurred by such counsel) incurred in any calendar year or after 36 months from the date hereof.

Section 8.  INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Pension Plan, the Trust, the Manager and its agents against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except


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insofar as the same are caused by or contained in any information furnished in writing to the Company by such Person or its agents or any underwriter thereof expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Pension Plan, the Trust, the Manager and its agents, if requested. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

     (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each of the Pension Plan, the Trust and the Manager severally agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses caused by any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Person specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of (i) the Pension Plan or the Trust hereunder be greater in amount than the dollar amount of the proceeds received by the Pension Plan upon the sale of the Registrable Securities giving rise to such indemnification obligation or (ii) of the manager hereunder be greater in amount than the aggregate fees received by the Manager to date in connection with the Trust.

     (c) DELIVERY OF PROSPECTUS. The indemnification provisions in SECTIONS 8(A) and (B) above are subject to the condition that, insofar as they relate to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in a preliminary prospectus or prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in any amended prospectus filed with the SEC pursuant to Rule 424(b) or 424(c) (the "Final Prospectus"), such indemnity provisions shall not inure to the benefit of any underwriter, the Pension Plan, the Trust, the Manager or its agents, if the Company has previously delivered copies of such Final Prospectus to such underwriter, the Pension Plan, the Trust, the Manager or its agents and if a copy of the Final Prospectus was not furnished by such underwriter, the Pension Plan, the Trust, the Manager or its agents, as the case may be, to the Person asserting the loss, liability, claim or damage prior to or concurrently with the sale of a Registrable Security to such Person.

     (d) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of counsel shall be at the


                          REGISTRATION RIGHTS AGREEMENT

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


expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claims and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of such Person's counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the opinion of counsel to such Person a conflict of interest exists between such Person and another indemnified Person with respect to such claim.

     (e) CONTRIBUTION. If the indemnification provided for in this SECTION 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in SECTION 8(D) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 8(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 8(e), in no event shall (i) the Pension Plan be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by the Pension Plan and distributed to the public were offered to the public exceeds the amount of damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or (ii) the Manager hereunder be required to contribute any amount in excess of the


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


aggregate fees received to date by the Manager in connection with the Trust. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 9.  GENERAL PROVISIONS.

     (a) SUCCESSION. In the event that the Registrable Securities are to be converted into or exchanged for (or become the right to receive) securities of an issuer other than the Person who is then Issuer hereunder in connection with any transaction to which such Issuer is a party, such Issuer shall cause the issuer of such securities to agree, effective as of such conversion or exchange, that all rights, obligations and restrictions of Issuer set forth in this Agreement shall continue to apply to such securities. As of the time of such conversion or exchange, subject to any Blackout Period, such issuer shall be bound by this Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in this Agreement, all references to Issuer herein shall thereafter be deemed to be references to such issuer, and the predecessor Issuer shall be released from all obligations under this Agreement except for any obligations under SECTION 8 with respect to any registration of securities issued by such Issuer. To evidence the foregoing, prior to the time of such conversion or exchange, the Issuer may execute, and cause such issuer to execute, a Succession Agreement setting forth such issuer's obligations pursuant to this SECTION 9. Upon request, the Manager shall acknowledge and agree to any such Succession Agreement as set forth therein. To the extent required and permissible under applicable law, as soon as reasonably practicable after such conversion or exchange, such issuer shall file with the SEC an amendment to the Shelf Registration Statement, if any, then in effect to ensure that such Shelf Registration Statement shall continue to apply to such securities.

     (b) TERMINATION. All rights, restrictions and obligations of Company and the Pension Plan, except with respect to any rights and obligations under
SECTION 8, shall terminate and this Agreement shall have no further force and effect on the earlier of the date set forth in SECTION 3(b) and the date the Pension Plan no longer holds any Registrable Securities.

     (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by Company and the Manager.

     (d) NOTICE. Each notice relating to this Agreement shall be in writing and shall be delivered in person, by overnight air carrier, by registered or certified mail, by facsimile transmission or by telex, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):


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


          IF TO COMPANY:

               MagneTek, Inc.
               P.O. Box 290159
               26 Century Boulevard
               Nashville, Tennessee  37229-0159
               Attention:  John P. Colling, Jr.
               Telecopy No.:  (615) 316-5192

          WITH A COPY TO:

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California  90071-3197
               Attention:  Jennifer Bellah, Esq.
               Telecopy No.:  (213) 229-7520

          IF TO MANAGER:

               U.S. Trust Company of California, N.A.
               515 South Flower Street, Suite 2700
               Los Angeles, California  90071-2291
               Attention:  Charles E. Wert
               Telecopy No.:  (213) 488-1366

          WITH A COPY TO:

               Jones, Day, Reavis & Pogue
               77 West Wacker Drive
               Chicago, Illinois  60601-1692
               Attention:  Ronald S. Rizzo, Esq.
               Telecopy No.:  (312) 782-8585.

     Unless otherwise specifically provided in this Agreement, a notice shall be deemed to have been effectively given if mailed by registered or certified mail to the proper address (with such notice to be effective upon the earlier of actual receipt or five days after deposit in the mail), if given in person or by overnight air carrier when delivered in person or by overnight air carrier, if given by telex or telecopy upon receipt if confirmed by return telecopy, telex or telephonic confirmation or otherwise; provided, however, that no notice shall be deemed received on a day that is not a Business Day in the jurisdiction in which notices are to be addressed to such party. Any such notice shall not be effective until the next Business Day in such jurisdiction.

     (e) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of Delaware.


                          REGISTRATION RIGHTS AGREEMENT

     (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     (g) COMPLETE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

     (h) HEADINGS; INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof. The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto.

     (i) GENDER AND NUMBER. In this Agreement, unless the context otherwise requires, the masculine, feminine and neuter genders and the singular and the plural include one another.

     (j) NO THIRD PARTY-BENEFICIARIES. This Agreement shall be for the sole and exclusive benefit of the Company, the Pension Plan, the Trust, the Manager and any other-investment manager or managers acting on behalf of the Pension Plan with respect to the Registrable Securities, and their respective successors, and directors, trustees, officers, employees, agents and controlling Persons indemnified hereunder. Nothing in this agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

     (k) COOPERATION. Each party hereto shall take such further action, and execute such additional documents, as may be reasonably required by any other party hereto in order to carry out the purposes of this Agreement.

     (l) BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and the directors, trustees (including, without limitation, any successor trustee for the Pension Plan), officers, employees, agents and controlling Persons of the parties. Except for an assignment to a successor trustee or to an investment manager as stated herein, and except as contemplated in SECTION 9(a), none of the rights or obligations under this Agreement shall be assigned by the Pension Plan without the consent of the Company.


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                                      14

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                              MAGNETEK, INC.

                              By:
                                 --------------------------------------
                              Title:
                                    -----------------------------------

                              U.S. TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, in its capacity as duly appointed and acting investment manager of a segregated account held in the trust created under the MagneTek, Inc. FlexCare Plus Retirement Pension Plan

                              By:
                                 --------------------------------------
                              Title:
                                    -----------------------------------


                          REGISTRATION RIGHTS AGREEMENT

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